THE ALGER FUNDS

Alger SMid Cap Growth Fund

Alger Health Sciences Fund

Supplement Dated September 30, 2016 to the

Prospectus Dated June 1, 2016

As supplemented to date

The Class B Shares of each of Alger SMid Cap Growth Fund and Alger Health Sciences Fund (each, a “Fund” and collectively, the “Funds”) will be converted into Class A Shares of the Fund on or about November 29, 2016.  The conversion will occur without the imposition of any sales charge, fee or other charge regardless of how long the Class B Shares have been held.  The conversion generally is not a taxable event.  Current shareholders of Class B Shares of the Funds do not have to take any action.

Following the conversion, shareholders of the Funds will be subject to the lower Class A distribution and/or service fee, and will be able to exchange their shares for Class A Shares of other funds in The Alger Family of Funds.

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